SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934


      Date of Report (Date of earliest event reported) February 8, 2001


                        DIALYSIS CORPORATION OF AMERICA
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                  0-8527               59-1757642
----------------------------     -----------         -------------------
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

      27 Miller Avenue, Lemoyne, Pennsylvania            17043
     ----------------------------------------         ----------
     (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code (717) 730-6164
                                                         --------------

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Item 5.  Other Events

     DCA of Fitzgerald, LLC, a wholly owned subsidiary of Dialysis Corporation of America, entered into a seven year lease agreement with Hospital Authority of Ben Hill County, dba Dorminy Medical Center. The lease is for 3,011 square feet of space, to be used for an outpatient dialysis center and related services necessary to support the operations of a dialysis center. Rental payments are $30,110.00 per year. The lease is renewable for two consecutive 5 years periods. Lessee is responsible for alterations and improvements, the utility charges, and maintenance of bodily injury and property damage insurance.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

     (c)  Exhibits

          (10) Material Contracts

               (i) Lease between DCA of Fitzgerald, LLC and Hospital Authority of Ben Hill County, dba Dorminy Medical Center, dated February 8, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett

                                       By-----------------------------------
                                          STEPHEN W. EVERETT, President

Dated:  March 5, 2001

                                 EXHIBIT INDEX


(10) Material Contracts

     (i) Lease between DCA of Fitzgerald, LLC and Hospital Authority of Ben Hill County, dba Dorminy Medical Center, dated February 8, 2001.

     (10)(i) Lease between DCA of Fitzgerald, LLC and Hospital Authority of Ben Hill County, dba Dorminy Medical Center, dated February 8, 2001.